UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 14, 2018, the Board of Directors of United States Cellular Corporation (“U.S. Cellular”) amended Section 3.6 of U.S. Cellular’s Restated Bylaws as follows:

                         Section 3.6.  President.  The President shall be the chief executive officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation and supervise the duties assigned to the officers of the Corporation, including the Treasurer, the Chief Accounting Officer, and the Secretary, but not including the Chairman.  The President may execute, alone or with the Secretary or any other officer of the Corporation authorized by the Board of Directors, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or an authorized committee thereof has authorized to be executed, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or a committee thereof or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The President also shall in general perform all duties incident to the office of President and such other duties as from time to time may be prescribed by the Board of Directors or by the Chairman.  In the event of the absence of the President or in the event of his or her inability or refusal to act as President ~~for a continuous period of three months~~ or in the event of his earlier death, resignation, removal or disqualification (a “permanent absence”), the Chairman shall, automatically and without any action on the part of the Board of Directors or otherwise, succeed to and perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions placed upon the President set forth in this Section 3.6.  In the event of the permanent absence of both such persons, the vacancy in the position of President shall be filled with a person who is selected by the Board of Directors.

A copy of the full Restated Bylaws, as amended, is attached hereto as Exhibit 3.1 and will be posted to the U.S. Cellular website at www.uscellluar.com under Investor Relations - Corporate Governance.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

Exhibit Number	Description of Exhibits

3.1	Restated Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	August 20, 2018	By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)